UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Departure of Chief Accounting Officer

On September 24, 2025, Tonita Laprarie, Controller and Chief Accounting Officer of Cleco Corporate Holdings LLC and Cleco Power LLC (the “Company”) notified the Company of her intent to retire, effective December 31, 2025. Ms. Laprarie has served in the role since 2016, and the Company thanks her for her years of dedicated service. The retirement is not the result of any disagreement with the Company on any matters relating to its operations, policies, or practices.

Appointment of New Controller and Chief Accounting Officer

Effective January 1, 2026, the Company will appoint Samuel S. Kennedy as Controller and Chief Accounting Officer. In this role, Mr. Kennedy will serve as the Company’s principal accounting officer. In connection with his appointment, Mr. Kennedy will receive an annual base salary of $270,000 and will be eligible to participate in the Company’s compensation and benefit plans and programs for similarly situated executive officers. The incentive plans include the Company’s Short-Term Incentive Plan (“STIP”) and the Long-Term Incentive Plan (“LTIP”). Mr. Kennedy’s target STIP award level will be 40% of base salary and his target LTIP award level will be 45% of base salary.

Mr. Kennedy, age 41, has served as the Company’s Assistant Controller since 2022. He has held various accounting leadership roles at Vermont Gas Systems, Inc. and PricewaterhouseCoopers LLP and brings nearly 20 years of utility accounting experience and leadership. He holds a Bachelor of Science in Accounting and a Master of Business Administration from Spring Hill College, and he is also a certified public accountant.

There are no arrangements or understandings between Mr. Kennedy and any other person pursuant to which he was appointed as Controller and Chief Accounting Officer. Additionally, there are no family relationships between Mr. Kennedy and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: September 30, 2025	By:	/s/ Kristin L. Guillory
Kristin L. Guillory
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: September 30, 2025	By:	/s/ Kristin L. Guillory
Kristin L. Guillory
Chief Financial Officer